Exhibit 99.1


                            Joint Filer Information

Date of Event Requiring
Statement:                August 1, 2007

Issuer Name and Ticker
or Trading Symbol:        Sears Holdings Corporation (SHLD)

Designated Filer:         Edward S. Lampert

Other Joint Filers:       ESL Investments, Inc., RBS Partners, L.P.,
                          ESL Partners, L.P. and ESL Investors, L.L.C.

Addresses:                The principal business address of each of the
                          Joint Filers above is 200 Greenwich Avenue,
                          Greenwich, CT 06830.

Signatures:
                          ESL INVESTMENTS, INC.

                          By:  /s/ Theodore W. Ullyot
                               ----------------------------------
                               Name:  Theodore W. Ullyot
                               Title: EVP & General Counsel

                          RBS PARTNERS, L.P.

                          By:  ESL Investments, Inc., as its general partner

                          By:  /s/ Theodore W. Ullyot
                               ----------------------------------
                               Name:  Theodore W. Ullyot
                               Title: EVP & General Counsel

                          ESL PARTNERS, L.P.

                          By:  RBS Partners, L.P., as its general partner

                          By:  ESL Investments, Inc., as its general partner

                          By:  /s/ Theodore W. Ullyot
                               ----------------------------------
                               Name:  Theodore W. Ullyot
                               Title: EVP & General Counsel

                          ESL INVESTORS, L.L.C.

                          By:  RBS Partners, L.P., as its manager

                          By:  ESL Investments, Inc., as its general partner

                          By:  /s/ Theodore W. Ullyot
                               ----------------------------------
                               Name:  Theodore W. Ullyot
                               Title: EVP & General Counsel